UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2026

Aeva Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39204	84-3080757
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Ellis Street
Mountain View, California		94043
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 481-7070

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AEVA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 05, 2026, Aeva Technologies, Inc. (the “Company”) issued a press release announcing financial results for the quarter ended June 30, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 2.02.

The information set forth in Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2026, Saurabh Sinha informed the Company that, following six years of service with the Company, he plans to resign as Chief Financial Officer, effective September 05, 2026, to pursue another opportunity outside of the sensing industry. The Company has already initiated a search for a permanent successor and will announce the appointment once finalized.

Also on July 30, 2026, Rupesh Maheshwari was appointed to serve as the Company’s interim Chief Financial Officer, effective September 05, 2026, upon Mr. Sinha’s departure. Mr. Maheshwari, age 50, has served as the Company’s Vice President Corporate Controller, since he joined the Company in December 2025. Prior to joining the Company, Mr. Maheshwari was Global Corporate Controller at Waabi, an autonomous trucking and robotaxi company, from November 2024 to December 2025. Prior to joining Waabi, Mr. Maheshwari was Global Corporate Controller at Covariant, an AI and robotics company, from August 2022 to November 2024. Prior to that, Mr. Maheshwari served as VP Global Corporate Controller at Fundbox, a financial technology company, from September 2020 to August 2022. Mr. Maheshwari received his Bachelor of Commerce degree from the Vikram University, India. Mr. Maheshwari is a Chartered Accountant in India and a Certified Public Accountant (Inactive) in California.

The selection of Mr. Maheshwari to serve as the Company’s interim Chief Financial Officer was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Mr. Maheshwari and any director or executive officer of the Company, and there are no transactions between Mr. Maheshwari and the Company that would be required to be reported under Item 404(a) of Regulation S-K. Mr. Maheshwari receives a base salary of $280,500 per year and is entitled to participate in the Company’s other compensation programs. He has also entered into the Company’s standard form of indemnification agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated August 05, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Aeva Technologies, Inc.

Date:	August 05, 2026	By:	/s/ Saurabh Sinha
Saurabh Sinha Chief Financial Officer